UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 26, 2005


                                   VIACOM INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     001-09553                04-2949533
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)        Identification Number)


                       1515 Broadway, New York, NY                 10036
                  (Address of principal executive offices)       (Zip Code)


                                 (212) 258-6000
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

         On January 26, 2005, the Compensation Committee (the "Committee") of the Board of Directors of Viacom Inc. designated the executive officers who will participate in the Viacom Inc. Senior Executive Short-Term Incentive Plan, as amended and restated (the "Senior Executive STIP"), for the 2005 fiscal year and established performance criteria and target awards for each participant. The performance criteria relates to the achievement over a one-year performance period ending December 31, 2005 of a specified level of the Company's operating income (determined in accordance with generally accepted accounting principles in the United States) before depreciation, amortization and inter-company eliminations, as set forth in the Senior Executive STIP. A copy of the Senior Executive STIP has been filed with the Securities and Exchange Commission as Exhibit C to Viacom Inc.'s Proxy Statement dated April 21, 2003.

         Also on January 26, 2005, the Committee awarded performance-based restricted share units ("Performance-Based RSUs"), performance-based restricted share units with time vesting ("Performance-Based/Time Vesting RSUs") and stock options ("Options") under the Viacom Inc. 2004 Long-Term Management Incentive Plan (the "LTMIP") to the following executive officers as noted: Sumner M. Redstone, Chairman of the Board and Chief Executive Officer, 115,000 Performance-Based RSUs; Thomas E. Freston, Co-President and Co-Chief Operating Officer, 115,000 Performance-Based RSUs; Leslie Moonves, Co-President and Co-Chief Operating Officer, 115,000 Performance-Based RSUs; Michael D. Fricklas, Executive Vice President, General Counsel and Secretary, 24,077 Performance-Based/Time Vesting RSUs and 133,249 Options; and William A. Roskin, Executive Vice President, Human Resources and Administration, 12,841 Performance-Based/Time Vesting RSUs and 71,066 Options. Mr. Roskin elected to defer the receipt of any shares of the Company's Class B Common Stock underlying the Performance-Based/Time Vesting RSUs awarded to him that may vest.

         The performance criteria established for the Performance-Based RSUs and Performance-Based/Time Vesting RSUs relates to the achievement over a one-year performance period ending December 31, 2005 of a specified level of the Company's operating income (determined in accordance with generally accepted accounting principles in the United States) before depreciation, amortization and inter-company eliminations. The performance criteria for the Performance-Based RSUs and Performance-Based/Time Vesting RSUs are the same as those for the Senior Executive STIP. The Performance-Based RSUs will vest when and if the Committee certifies that the performance criteria established for the one-year performance period for the year ending December 31, 2005 has been achieved. If the certification is made, the Performance-Based/Time Vesting RSUs will vest in four equal annual installments beginning on the later of the date of certification by the Committee that the performance criteria established for the 2005 fiscal year has been achieved and the first anniversary of the date of grant and the second, third and fourth installments will vest, respectively, on the second, third, and fourth anniversaries of the date of grant. If the certification is not made, the Performance-Based RSUs and Performance-Based/Time Vesting RSUs will not vest and will be cancelled immediately. The exercise price for the Option awards is $37.38 per share of Viacom Inc. Class B Common Stock. The Option awards will vest in four equal annual installments beginning on the first anniversary of the date of grant and expire on the eighth anniversary of the date of grant.

         The forms of certificates relating to awards under the LTMIP and the forms of deferral elections relating to restricted share units are attached hereto as exhibits and their terms are incorporated herein by reference. A copy of the LTMIP has been filed with the Securities and Exchange Commission as Annex B to Viacom Inc.'s Proxy Statement dated April 15, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit Number                   Description of Exhibit
         --------------                   ----------------------

             10.1 Form of Certificate and Terms and Conditions for the Performance-Based Restricted Share Units

             10.2 Form of Certificate and Terms and Conditions for the Performance-Based Restricted Share Units with Time Vesting

             10.3 Form of Certificate and Terms and Conditions for the Stock Options

             10.4 Form of Deferral Elections for Performance-Based Restricted Share Units

             10.5 Form of Deferral Elections for Performance-Based Restricted Share Units with Time Vesting

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           VIACOM INC.
                                           (Registrant)


                                           By:   /s/ MICHAEL D. FRICKLAS
                                              ----------------------------------
                                               Michael D. Fricklas
                                               Executive Vice President,
                                               General Counsel and Secretary




Date:  February 1, 2005

Exhibit Index

         Exhibit Number                   Description of Exhibit
         --------------                   ----------------------

             10.1 Form of Certificate and Terms and Conditions for the Performance-Based Restricted Share Units

             10.2 Form of Certificate and Terms and Conditions for the Performance-Based Restricted Share Units with Time Vesting

             10.3 Form of Certificate and Terms and Conditions for the Stock Options

             10.4 Form of Deferral Elections for Performance-Based Restricted Share Units

             10.5 Form of Deferral Elections for Performance-Based Restricted Share Units with Time Vesting